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                                EXHIBIT NO. 23.2





                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
AM Communications, Inc.:


We consent to incorporation by reference in the registration statement on Form S-8 of AM Communications, Inc. of our report dated June 30, 1999, relating to the financial statements which appear on Form 10-K for the year ended April 3, 1999.



                                                                 /s/ KPMG LLP
                                                                 ------------



Allentown, Pennsylvania
April 14, 2000